SECURITIES AND EXCHANGE COMMISSION

                             Washington, D. C. 20549


                                    FORM 8-K

                                 CURRENT REPORT


                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934


          Date of report (Date of earliest event reported): May 23, 2003


                                  ASHLAND INC.
             (Exact name of registrant as specified in its charter)


                                    Kentucky
                 (State or other jurisdiction of incorporation)

           1-2918                                   61-0122250
  (Commission File Number)                       (I.R.S. Employer
                                                 Identification No.)


  50 E. RiverCenter Boulevard, Covington, Kentucky          41012-0391
     (Address of principal executive offices)               (Zip Code)


  P.O. Box 391, Covington, Kentucky                         41012-0391
         (Mailing Address)                                  (Zip Code)


        Registrant's telephone number, including area code (859) 815-3333

Item 7.  Financial Statements and Exhibits
------   ---------------------------------

(c)      Exhibits

99.1 Website data concerning Ashland Distribution Company's sales per ship day

99.2     Website data concerning Ashland Distribution Company's revenue

99.3 Website data concerning Ashland Distribution Company's gross profit

99.4 Website data concerning Ashland Specialty Chemical Company's average sales per ship day

99.5 Website data concerning Ashland Specialty Chemical Company's revenue

99.6 Website data concerning Ashland Specialty Chemical Company's gross profit

99.7     Website data concerning Valvoline's premium oil sales

99.8     Website data concerning Valvoline's revenue

99.9 Website data concerning Valvoline Instant Oil Change's twelve month rolling average sales

99.10 Website data concerning APAC's twelve month average contract awards

99.11 Website data concerning APAC's lost time incident rates and OSHA recordable incident rates

99.12 Website data concerning APAC's monthly revenue and twelve month rolling average revenue


Item 9.  Regulation FD Disclosure
-------  ------------------------

     On May 23, 2003, Ashland Inc. will include the information contained in exhibits 99.1 - 99.12, and graphic images thereof, on the "Investor Relations" section of its website located at www.ashland.com. Ashland is furnishing the information pursuant to the Securities and Exchange Commission's ("SEC") Regulation FD. The information contained in exhibits
99.1 - 99.12 is summary information concerning key metrics for Ashland's divisional operations and is intended to be considered in the context of Ashland's SEC filings and other public announcements that Ashland may make from time to time.

     By filing this report on Form 8-K, Ashland makes no admission as to the materiality of any information in this report. Ashland reserves the right to discontinue the availability of the data in the attached exhibits from its website at any time.

                                 SIGNATURE


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                                      ASHLAND INC.
                                         ---------------------------------------
                                                     (Registrant)



    Date:  May 23, 2003                            /s/ J. Marvin Quin
                                         ---------------------------------------
                                         Name:     J. Marvin Quin
                                         Title:    Senior Vice President and
                                                   Chief Financial Officer

                               EXHIBIT INDEX
                               -------------

99.1 Website data concerning Ashland Distribution Company's sales per ship day

99.2     Website data concerning Ashland Distribution Company's revenue

99.3 Website data concerning Ashland Distribution Company's gross profit

99.4 Website data concerning Ashland Specialty Chemical Company's average sales per ship day

99.5 Website data concerning Ashland Specialty Chemical Company's revenue

99.6 Website data concerning Ashland Specialty Chemical Company's gross profit

99.7     Website data concerning Valvoline's premium oil sales

99.8     Website data concerning Valvoline's revenue

99.9 Website data concerning Valvoline Instant Oil Change's twelve month rolling average sales

99.10 Website data concerning APAC's twelve month average contract awards

99.11 Website data concerning APAC's lost time incident rates and OSHA recordable incident rates

99.12 Website data concerning APAC's monthly revenue and twelve month rolling average revenue